Exhibit 10.26

SECURITY AGREEMENT

          This Security Agreement (“Agreement”), dated as of June11, 2010, is entered into by and between LATTICE, INCORPORATED, a Delaware corporation, with offices at 7150 N. Park Drive, Suite 500, Pennsauken, NJ 08109, and LATTICE GOVERNMENT SERVICES, INC. (“LGS” and formerly know as Ricciardi Technologies, Inc.), a corporation of the Commonwealth of Virginia with offices at 2411 Dulles Corner Park, Suite 220, Herndon, VA 20171 (each individually a “Debtor”; and collectively, the “Debtors’’) and I. Wistar Morris with offices at Suite 300, 4 Tower Bridge, 200 Barr Harbor Drive, West Conshohocken, PA 19428 (the “Secured Party”).

BACKGROUND

       A.          Debtors are indebted to Secured Party pursuant to the terms of a certain Promissory Note bearing even date herewith in the principal amount of $1,250,000.00 (as it may hereafter be modified, supplemented or replaced, the “Note”).

       B.          Secured Party desires to obtain and Debtors desire to grant Secured Party security for all of the Obligations as defined below.

    NOW, THEREFORE, with the foregoing Background hereinafter deemed incorporated by reference and made part hereof, Debtors and Secured Party, intending to be legally bound hereby, promise and agree as follows:

       1.          LGS hereby grant to Secured Party a continuing lien on and security interest in the following property of LGS, all whether now owned or hereafter created, arising or acquired (hereinafter referred to as the “Collateral”): All accounts, accounts receivable, and deposit accounts, and all cash and non-cash proceeds related the contracts set forth on attached Exhibit “A.”

       2.          The security interest hereby granted is to secure all obligations and liabilities of every kind or nature of Debtors to Secured Party under the Note, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including without limitation, all principal and interest (all of the foregoing, hereinafter collectively referred to as the “Obligations”).

       3.          Debtors represent and warrant that: (a) each Debtor’s chief executive office is located at the location set forth in, and its full corporate name and jurisdiction of incorporation are set forth in, the introduction to this Agreement; and (c) the execution and delivery by Debtors of this Agreement and all related instruments, agreement and documents and performance of the transactions contemplated herein and therein (i) are and will be within the corporate or limited liability company powers of Debtors, (ii) have been authorized by all necessary action of Debtors; and this Agreement and any other agreements, instruments or documents executed and/or delivered in connection herewith shall be valid, binding and enforceable against Debtors in accordance with their respective terms.

       4.          LGS covenants and agrees that it shall: (a) following an Event of Default, allow Secured Party, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral wherever located; (b) do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Secured Party may reasonably require to evidence, perfect or otherwise vest in and assure to Secured Party its rights hereunder and in or to the Collateral, and the proceeds thereof; and (c) promptly notify the Secured Party in writing in advance of any change in location of its chief executive office shown herein.

       5.          Each of the following events or conditions shall constitute an event of default (“Event of Default”): (a) failure of the Debtors to perform or observe any covenant or agreement contained in this Agreement; or (b) the occurrence of an “Event of Default” under the Note.

       6.           Upon the occurrence of an Event of Default and at any time thereafter, the Secured Party may declare all Obligations secured hereby immediately due and payable (or such Obligations shall be automatically due and payable under the terms of the Note) and Secured Party shall have, in addition to any remedies provided herein or by any other applicable law, all of the rights and remedies of a secured party under the Uniform Commercial Code, as enacted in New Jersey and as in effect from time to time (the ‘‘Code”). As permitted by such Code, the Secured Party may (i) peaceably by its own means or with judicial assistance enter the premises of LGS and take possession of the Collateral, or (ii) require LGS to assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party. Following an Event of Default the Secured Party or its representative is hereby irrevocably made, constituted and appointed the true and lawful attorney for LGS (without requiring it to act as such) with full power of substitution to endorse the name of LGS upon any and all checks, drafts, money orders and other instruments for the payment of monies that are payable to such Debtor and constitute collections on such Debtor’s accounts receivable or other Collateral to the extent permitted by law or regulation. Debtors shall cooperate with and shall not interfere with or impede the exercise by Secured Party of its rights and remedies hereunder.

       7.          The Secured Party shall not be deemed to have waived any of the Secured Party’s rights hereunder or under any other agreement, instrument or paper signed by each Debtor unless such waiver is in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

       8.          Debtors shall do anything further that may be lawfully and reasonably required by Secured Party to secure Secured Party and effectuate the intentions and objects of this Agreement, including, but not limited to, the execution and delivery of continuation statements, amendments to financing statements, and any other documents required hereunder. Nothing herein contained shall prevent or restrict Secured Party from preparing and filing financing statements and amendment statements to the extent permitted by the Code.

       9.          This Agreement and all related documents shall be governed and controlled by the internal laws of the State of New Jersey as to interpretation, enforcement, validity, construction, effect and in all other respects. Debtors and Secured Party irrevocably consent to the jurisdiction of the state and federal courts located in New Jersey in any and all actions and proceedings arising hereunder.

       10.          The provisions of this Agreement and other agreements and documents referred to herein are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

       11.          This Agreement together with any documents referenced herein constitute the entire understanding of the parties hereto regarding the subject matter hereof.

       12.          No modification hereof or waiver of any provision hereof shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

       13.          Each individual signatory hereto represents and warrants that he/she is duly authorized to execute this Agreement on behalf of his principal and that he executes the Agreement in such capacity and not as a party.

       14.          All provisions herein shall inure to, and become binding upon, the successors, representatives, trustees, administrators, executors, heirs and assigns of the parties hereto.

       15.           SECURED PARTY AND DEBTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A JURY TRIAL IN ANY AND ALL DISPUTES BETWEEN SECURED PARTY AND DEBTORS HEREUNDER.

       16.          Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by registered or certified mail or by Federal Express or other nationally recognized overnight courier service, postage prepaid, or by facsimile, with written confirmation to follow, to the parties at their respective addresses set forth above, or to such other address(es) as the addressee may specify in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered.

       17.          This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

[Remainder of the page intentionally left blank]

[Signature Page Security Agreement]

    IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first set forth above.

DEBTORS

LATTICE, INC.

By:	/s/ Paul Burgess
	Name:	Paul Burgess
	Title:	CEO

LATTICE GOVERNMENTAL SERVICES, INC.

By:	/s/ Kenneth E. Kaizer
Name:	KENNETH E. KAIZER
Title:	PRESIDENT

SECURED PARTY

I. WISTAR MORRIS

/s/ I. Wistar Morris

Exhibit “A”

[Redacted - Confidential]